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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 12, 2005


                         RIO VISTA ENERGY PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                  000-50394               20-0153267
          (State of                 (Commission             (IRS Employer
          Organization)             File Number)            Identification No.)


          820 Gessner Road, Suite 1285
          Houston, Texas                                    77024
          (Address of principal executive offices)          (Zip Code)

                                 (713) 467-8235
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     On May 12, 2005, Rio Vista Energy Partners, L.P. ("Rio Vista") issued a joint press release with its affiliate, Penn Octane Corporation ("Penn Octane"), announcing that Jerome B. Richter is retiring as Chairman of the Board and member of the board of managers of the general partner of Rio Vista and as Chairman of the Board, Chief Executive Officer and member of the board of directors of Penn Octane. Mr. Richter's retirement will take effect at the close of business on Monday, May 16, 2005.

     A copy of the joint Penn Octane - Rio Vista press release is attached as an exhibit.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

             99.1     Joint Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RIO  VISTA  ENERGY  PARTNERS  L.P.

                               By:    Rio  Vista  GP  LLC,  its
                                      General  Partner

                                      By:  /s/ Ian T. Bothwell
                                          --------------------------------
                                      Name:  Ian T. Bothwell
                                      Title: Vice President,
                                             Chief Financial Officer, Treasurer,
                                             and Assistant Secretary, (Principal
                                             Financial and Accounting Officer)

Date:  May 16, 2005


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                                  EXHIBIT INDEX


Exhibit No.          Description                                   Page No.
-----------          -----------                                   --------

99.1                 Joint Press Release                              5


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